DELAWARE POOLED TRUST

The Large-Cap Value Equity Portfolio

Supplement to the Portfolio's Prospectus
dated November 1, 2005

On February 16, 2006, the Board of Trustees of Delaware Pooled Trust unanimously voted to approve changes to The Large-Cap Value Equity Portfolio's (the "Portfolio") investment goal, strategies and policies.
Effective 60 days after the date of this Supplement, the following replaces the sections entitled "What is the Portfolio's goal?" and "What are the Portfolio's main investment strategies" on page 3 of the Prospectus:

What is the Portfolio's goal?

The Large-Cap Value Equity Portfolio seeks long-term capital appreciation.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in equity securities of large-capitalization companies ("the 80% policy"). The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. We also consider a company's plans for future operations on a selective basis.

The Portfolio invests primarily in investments of large-capitalization companies that we believe have long-term capital appreciation potential. We follow a value-oriented investment philosophy in selecting stocks for the Portfolio using a research-intensive approach that considers factors such as: security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company; favorable earnings growth prospects; expected above-average return on equity and dividend yield; financial condition of the issuer; and various qualitative factors.

We may sell a security if we no longer believe the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, we may evaluate, among other things, the condition of the U.S. economy, the condition of foreign economies, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry sector.

Effective April 1, 2006, the following replaces the portfolio manager responsible for The Large-Cap Value Equity Portfolio in the section entitled "Fund Officers and Portfolio Managers" beginning on page 64 of the Prospectus:

D. Tysen Nutt, Jr.
Senior Vice President/Chief Investment Officer, Large-Cap Value - The Large-Cap Value Equity Portfolio

Mr. Nutt joined Delaware Investments in 2004. Before joining the firm, Mr. Nutt was with the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM). He managed mutual funds and separate accounts for institutions and private clients and departed MLIM as a managing director. Prior to that, Mr. Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. As a senior vice president at V&H, he was a member of the firm's management committee. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Mr. Nutt earned his bachelor's degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Jordan L. Irving
Vice President/Senior Portfolio Manager - The Large-Cap Value Equity Portfolio

Mr. Irving joined Delaware Investments in 2004. Previously, he worked for the U.S. Active Large-Cap Value team within MLIM for six years, where he managed mutual funds and separate accounts for institutions and private clients. Mr. Irving graduated from Yale University with a bachelor's degree in American Studies and earned a special diploma in social studies at Oxford University in England. He competed for the United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

Anthony A. Lombardi
Vice President/Senior Portfolio Manager - The Large-Cap Value Equity Portfolio

Mr. Lombardi joined Delaware Investments in 2004. Previously, Mr. Lombardi worked at MLIM from 1998 to 2004, where he rose to the position of director and portfolio manager, overseeing mutual funds and separate accounts for institutions and private clients. Prior to that he worked at Dean Witter Reynolds, Inc. for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings, FSB in 1989. Mr. Lombardi graduated from Hofstra University, receiving a bachelor's degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel, Jr.
Vice President/Senior Portfolio Manager - The Large-Cap Value Equity Portfolio

Mr. Vogel joined Delaware Investments in 2004. He previously worked at MLIM for more than seven years, where he earned the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992, as a financial consultant at Merrill Lynch. Mr. Vogel graduated from Loyola College in Maryland, earning both bachelor's and master's degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. He is a member of the New York Society of Security Analysts, the CFA Society of Philadelphia and the CFA Institute

This Supplement is dated February 17, 2006.